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                                                                      Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of H.B. FULLER COMPANY, a Minnesota corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, a Form 10-K Annual Report for the Company's fiscal year ended November 29, 2003, hereby constitute and appoint ALBERT P.L. STROUCKEN, JOHN A. FEENAN, PATRICIA L. JONES AND STEVEN E. SUCKOW his true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the other, for him and in his name, place and stead to sign such Annual Report with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file such Annual Report so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and with the appropriate office of any state, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 4th day of December, 2003.


/s/ Norbert R. Berg                       /s/ Lee R. Mitau
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NORBERT R. BERG                           LEE R. MITAU
Director                                  Director


/s/ Freeman A. Ford                       /s/ Alfredo L. Rovira
--------------------------------------    --------------------------------------
FREEMAN A. FORD                           ALFREDO L. ROVIRA
Director                                  Director


/s/ Knut Kleedehn                         /s/ Albert P.L. Stroucken
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KNUT KLEEDEHN                             ALBERT P.L. STROUCKEN
Director                                  Chairman of the Board, President,
                                          Chief Executive Officer


/s/ J. Michael Losh                       /s/ John C. van Roden, Jr
--------------------------------------    --------------------------------------
J. MICHAEL LOSH                           JOHN C. VAN RODEN, JR.
Director                                  Director


/s/ John J. Mauriel, Jr.                  /s/ R. William Van Sant
--------------------------------------    --------------------------------------
JOHN J. MAURIEL, JR                       R. WILLIAM VAN SANT
Director                                  Director